SCUDDER



                            SCUDDER VARIABLE LIFE INVESTMENT FUND





                                                               November 22, 1996

Dear Investor,

        I'm writing to you today to provide you with some important information regarding the Scudder Variable Life Investment Fund. This information is provided to you on the reverse side of this letter and is a supplement to the 1996 Prospectus. Please keep it in your files with your Prospectus.

        We've provided updated financial data on the Global Discovery Portfolio for the period May 1, 1996 (commencement of operations) to June 30, 1996 and for the six months ended June 30, 1996 for the remainder of the portfolios. The information provided includes each Portfolio's net asset values, distributions paid and total returns. This information was reported in the Semiannual Report dated June 30, 1996.

        If you have any questions about this information, please feel free to call us at 1-800-225-2470.

        Sincerely,

        /s/David B. Watts

        David B. Watts
        President
        Scudder Variable Life Investment Fund






    This letter is for explanatory purposes and is not part of the prospectus supplement.

                                  (over please)

Supplement to Prospectus Dated May 1, 1996


FINANCIAL HIGHLIGHTS


The following table supplements the expense and financial information found on pages 2 through 7 in the Scudder Variable Life Investment Fund prospectus dated May 1, 1996. In this table you will find a variety of information about the income and the expenses of each Portfolio for the stated period. You will also find the following: (1) the net gain or loss on the investments, (2) the distributions, if any, of income and gain, and (3) the change in net asset value per share from the beginning to the end of the stated period.


If you would like more detailed information concerning a Portfolio's performance, a complete portfolio listing and unaudited financial statements are available in the Fund's Semiannual Report dated June 30, 1996 and may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering the previously mentioned variable annuity contracts and Scudder Variable Life insurance policies, or Scudder Investor Services, Inc.



           For the                    Net Asset               Net Realized              Distributions   Distributions
     Six Months Ended                 Value at      Net      & Unrealized   Total from    from Net       from Net
     June 30, 1996 (e)               Beginning   Investment   Investment    Investment   Investment      Realized
        (Unaudited)                  of Period     Income     Gain (Loss)   Operations     Income         Gains
        -----------                  ---------     ------     -----------   ----------     ------         -----
 Money Market  Portfolio ............ $ 1.00       $ .025           --            --        $(.025)          --

 Bond Portfolio ..................... $ 7.16       $  .19       $ (.33)       $ (.14)       $ (.42)          --

 Balanced Portfolio ................. $10.95       $  .15       $  .50        $  .65        $ (.15)      $ (.30)

 Growth and Income Portfolio ........ $ 7.98       $  .13       $  .55        $  .68        $ (.11)      $ (.10)

 Capital Growth Portfolio ........... $15.08       $  .09       $ 1.26        $ 1.35        $ (.09)      $(1.26)

 Global Discovery Portfolio (f) ..... $ 6.00(b)      $.01 (a)   $  .09        $  .10             --          --

 International Portfolio ............  $11.82       $  .10       $  .98        $ 1.08        $ (.29)          --

   (a) Portion of expense reduction. See last column.
   (b) Original Capital.
   (c) Annualized.
   (d) Not Annualized.
   (e) Except for the Money Market Portfolio all per share amounts have been calculated using the monthly average shares out-standing during the period method.
   (f) For the period May 1, 1996 (commencement of operations) to June 30, 1996.

November 22, 1996

                                                           Ratio of       Ratio of Net
                Net Asset                 Net Assets      Operating       Investment
                 Value at      Total        End of       Expenses to      Income to     Portfolio     Average       Per Share
     Total        End of      Return        Period        Average Net     Average Net   Turnover    Commission    Reimbursement
 Distributions    Period       % (d)     ($ millions)     Assets % (c)    Assets % (c)   Rate %      Rate Paid   of Expenses (a)
 -------------    ------       -----     ------------     ------------    ------------   ------      ---------   ---------------

       --         $ 1.00       2.49           82               .48           4.95           --             --            --

   $(.42)         $ 6.60      (2.17)          63               .64           5.99       119.65 (c)         --            --

   $(.45)         $11.15       6.05           79               .63           2.74       87.10 (c)     $.0515             --

   $(.21)         $ 8.45       8.62           68               .68           3.09       37.48 (c)     $.0493             --

   $(1.35)        $15.08       9.09          390               .54           1.23       68.45 (c)     $.0593             --

       --         $ 6.10       1.67           10            1.50 (a)         1.56       10.42 (d)     $ .0014        $  .01

   $(.29)         $12.61       9.24          662              1.06           1.64       33.62 (c)     $.0002             --
